INCOME TAX - 10K	3 Months Ended
Mar. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAX	INCOME TAX
A reconciliation of income tax expense (benefit) at the US federal statutory income tax rate and the income tax provision in the financial statements is as follows:

	December 31,
	2023	2022
Expected income tax benefit at the federal statutory rate	21.0%	21.0%
State and local taxes, net of federal benefit	8.4	7.7
Non-deductible items and other	(12.1)	(11.0)
Research and development credits	1.1	—
Change in valuation allowance	(18.4)	(17.7)
Total	—%	—%
Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
The principal components of the Company’s deferred tax assets and liabilities are as follows:

	December 31,
	2023	2022
Deferred tax assets:
Federal and state net operating loss carryforwards	$12,848	$3,211
Share based compensation	166	177
Accruals and other	255	16
Lease liabilities	—	20
Capitalized research and development costs	1,099	91
Research and development tax credits	153	—
Gross deferred tax assets	14,521	3,515
Less: deferred tax liabilities	—	(19)
Less: valuation allowance	(14,521)	(3,496)
Net deferred tax assets	$—	$—
Based on the Company’s history of losses, the Company recorded a full valuation allowance against its deferred tax assets as of December 31, 2023 and 2022. The Company increased its valuation allowance by approximately $11,025 for the year ended December 31, 2023. The Company intends to maintain a valuation allowance until sufficient positive evidence exists to support a reversal of the allowance.
As of December 31, 2023, the Company had federal, state and local net operating loss carryforwards of $45,185, $29,552, and $17,772, respectively; $39,061 of the federal net operating loss carryforwards do not expire and the remaining $6,124 begin to expire in 2029. The state losses also begin to expire in 2029. The local net operating losses begin to expire in 2024. As of December 31, 2023, the Company had federal and state research and development tax credit carryforwards of $136 and $17, respectively. The federal credit carryforwards begin to expire in 2043, the state credit carryforwards do not expire. Under the provisions of Sections 382 and 383 of the Internal Revenue Code of 1986, as amended (IRC), these net operating losses, credit carryforwards and other tax attributes may be subject to limitation based on previous significant changes in ownership and upon future significant changes in ownership of the Company, as defined by the IRC.
Under the provisions of Sections 382 and 383 of the IRC, certain substantial changes in the Company’s ownership may have limited, or may limit in the future, the amount of net operating loss and credit carryforwards that can be used to reduce future income taxes if there has been a significant change in ownership of the Company, as defined by the IRC. Future owner or equity shifts could result in limitations on net operating loss and credit carryforwards.
The Company files income tax returns in the US federal jurisdiction as well as California, Pennsylvania and Philadelphia. The tax years 2020 to 2023 remain open to examination by the major jurisdictions in which the Company is subject to tax. Fiscal years outside the normal statute of limitation remain open to audit by tax authorities due to tax attributes generated in those early years, which have been carried forward and may be audited in subsequent years when utilized.
The Company evaluates tax positions for recognition using a more-likely-than-not recognition threshold, and those tax positions eligible for recognition are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon the effective settlement with a taxing authority that has full knowledge of all relevant information. As of December 31, 2023 and 2022, the Company had no unrecognized income tax benefits that would affect the Company’s effective tax rate if recognized. The Company would recognize both accrued interest and penalties related to unrecognized benefits in income tax expense. The Company’s uncertain tax positions yet to be determined would be related to years that remain subject to examination by relevant tax authorities. Since the Company is in a loss carryforward position, the Company is generally subject to examination by the U.S. federal, state and local income tax authorities for all tax years in which a loss carryforward is available.